UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2004

CITY HOLDING COMPANY

(Exact name of registrant as specified in its charter)

West Virginia	0-17733	55-0619957
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

25 Gatewater Road

Charleston, West Virginia, 25313

(Address of principal executive offices)

(304) 769-1100

(Registrant’s telephone number, including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14df-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective September 29, 2004, David E. Haden resigned from City Holding Company’s Board of Directors.

Section 8 – Other Events

Item 8.01 Other Events.

On September 30, 2004, City Holding Company (“the Company”) issued a news release, attached as Exhibit 99.1, announcing the declaration of a $0.22 per common share dividend for shareholders of record as of October 15, 2004, payable on October 31, 2004. The Company also announced the resignation of David E. Haden from the Company’s Board of Directors. Furnished as Exhibit 99 and incorporated herein by reference is the news release issued by the Company.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	News Release issued on September 30, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY HOLDING COMPANY

Date: October 1, 2004
	By:	/s/ Michael D. Dean
Michael D. Dean
Senior Vice President - Finance,
Chief Accounting Officer and
Duly Authorized Officer